Exhibit 10.9

Execution Version

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

DATED       , 2021

i

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of [●], 2021 by and among Faraday Future Intelligent Electric Inc. (formerly known as Property Solutions Acquisition Corp.), a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, the Company and certain of its securityholders (the “Existing Holders”) entered into that certain Registration Rights Agreement, dated as of July 21, 2020 (the “Existing Registration Rights Agreement”), pursuant to which the Company granted to such securityholders certain registration rights with respect to certain securities of the Company;

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of January 27, 2021 (as may be amended from time to time, the “Merger Agreement”), with PSAC Merger Sub Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands, and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands, pursuant to which PSAC Merger Sub Ltd. will merge with and into FF Intelligent Mobility Global Holdings Ltd. with FF Intelligent Mobility Global Holdings Ltd. surviving as a wholly-owned subsidiary of the Company;

WHEREAS, pursuant to Section 6.6 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth in the Existing Registration Rights Agreement may be amended or modified upon the written consent of the Company and the Existing Holders; and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, the Company and the Existing Holders desire to amend and restate the Existing Registration Rights Agreement in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Existing Holders and certain new holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. For purposes of this Agreement:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, chief executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business, financial or legal purpose for not making such information public.

“Affiliate” shall mean with respect to a specified person, each other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified; provided that no Holder shall be deemed an Affiliate of any other Holder by reason of an investment in, or holding of Common Stock (or securities convertible, exercisable or exchangeable for share of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Board” means the board of directors of the Company.

“Closing” has the meaning set forth in the Merger Agreement.

“Common Stock” means the Company’s common stock, $0.0001 par value per share.

“Company” has the meaning set forth in the Preamble.

“Demanding Holder” has the meaning set forth in Section 2.1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Holders” has the meaning set forth in the Recitals.

“Existing Registration Rights Agreement” has the meaning set forth in the Recitals.

“FF Holder Lock-up Period” means, with respect to the Registrable Securities that are held by Season Smart, FF Top or their respective Permitted Transferees, the period ending one hundred eighty (180) days after the date hereof.

“FF Top” means FF Top Holding LLC, and any Affiliate of FF Top Holding LLC that becomes a Holder pursuant to the terms hereunder.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Founder Shares” shall mean the shares of Class B common stock, par value $0.0001 per share, of the Company and shall be deemed to include the shares of Common Stock issued upon conversion thereof.

“Founder Shares Lock-up Period” shall mean, with respect to the Founder Shares held by certain of the Existing Holders or their respective Permitted Transferees, the period ending on the earlier of (A) one (1) year after the date hereof or (B) the first date the last sale price of the Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least 150 days after the date hereof or (C) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Insider Letter” shall mean that certain letter agreement, dated as of [●], 2019, by and among the Company, Property Solutions Acquisition Sponsor LLC and each of the Company’s officers and directors.

“Investor” has the meaning set forth in the Preamble.

“Lock-up Period” shall mean the Founder Shares Lock-up Period, the Private Placement Lock-up Period and FF Holder Lock-up Period, as applicable.

“Merger Agreement” has the meaning set forth in the Recitals.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Permitted Transferees” shall mean any Person (i) to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period under the Lock-Up Agreement and any other applicable agreement between such Holder and the Company, and to any transferee thereafter and (ii) who agrees to become bound by the transfer restrictions set forth in this Agreement.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Warrants that are held by the initial purchasers of such Private Placement Warrants or their Permitted Transferees, and any shares of Common Stock issued or issuable upon the exercise of the Private Placement Warrants and that are held by the initial purchasers of the Private Placement Warrants or their Permitted Transferees, the period ending thirty (30) days after the date hereof.

“Private Warrants” shall mean the warrants to purchase Common Stock contained in the units issued to (i) Property Solutions Acquisition Sponsor, LLC, pursuant to the Subscription Agreement, dated July 21, 2020, between the Company and Property Solutions Acquisition Sponsor LLC and (ii) EarlyBirdCapital, Inc., pursuant to the Subscription Agreement, dated July 21, 2020, between the Company and EarlyBirdCapital, Inc.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” means (i) the shares of Common Stock issued to a Holder upon Closing, (ii) the Private Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Warrants) and (iii) any issued and outstanding shares of Common Stock, warrants to purchase Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security or warrant) of the Company held by a Holder as of the date of this Agreement, and any securities issued in respect thereof, or in substitution therefor, in connection with any share split, dividend or combination, or any reclassification, recapitalization, merger, consolidation or similar transaction; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to SEC Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of the Company in a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable and customary fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company; and

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” has the meaning set forth in Section 2.1.3.

"Season Smart" means Season Smart Limited, one of the Holders, and any Affiliate of Season Smart Limited that becomes a Holder pursuant to the terms hereunder.

"Season Smart Percentage" means a percentage equal to the number of shares of equity securities of the Company owned by Season Smart and its Affiliates, divided by the basic number of shares of equity securities of the Company outstanding.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act (or any successor rule promulgated thereafter by the SEC).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II
REGISTRATION RIGHTS

2.1 Shelf Registration.

2.1.1 Resale Registration Statement. As soon as practicable but no later than forty-five (45) calendar days following the Closing (the “Filing Date”), the Company shall file a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or, if the Company is ineligible to use a Form S-3 Shelf, a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis and shall use its reasonable best efforts to have such Shelf declared effective as soon as practicable after the filing thereof and no later than the earlier of (x) the ninetieth (90th) calendar day following the Filing Date if the SEC notifies the Company that it will “review” the Shelf and (y) the tenth (10th) business day after the date the Company is notified in writing by the SEC that such Shelf will not be "reviewed" or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall use commercially reasonable efforts to maintain a Shelf in accordance with the terms hereof, and shall use reasonable best efforts to prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit all Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

2.1.2 Subsequent Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 2.3, use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use to permit all Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. The Company agrees that, except for the Registrable Securities, no other securities of the Company shall be included in the Shelf Registration and any Subsequent Shelf Registration.

2.1.3 Underwritten Offering. Subject to Section 2.1.4, Section 2.1.5 and Section 2.3, at any time and from time to time after (x) one (1) year after the Closing, the Holders of the Registrable Securities representing a majority-in-interest of Registrable Securities issued and outstanding (on a fully diluted basis) or (y) 180 days after the Closing, Season Smart (the holders contemplated by clauses (x) or (y), as applicable, the “Demanding Holders”) may make a written demand for Registration under the Securities Act of all or part of its Registrable Securities in an Underwritten Offering, provided that such offering of the Registrable Securities held by such Holders shall involve gross proceeds reasonably expected to equal or exceed $50,000,000 and, with respect to Season Smart pursuant to clause (y) only, such Registrable Securities does not exceed more than 10% of the outstanding shares of the Company. Any demand for an Underwritten Offering shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company shall, within ten (10) days of the Company’s receipt of the Underwritten Offering, notify, in writing, all other Holders of such demand, and each Holder who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Underwritten Offering, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in such Underwritten Offering and the Company shall use commercially reasonable efforts to effect, as soon thereafter as practicable, the offering of all Registrable Securities requested by the Demanding Holder(s) and Requesting Holder(s) pursuant to such Underwritten Offering. The Company shall not be obligated to effect more than an aggregate of two (2) Underwritten Offerings annually for all Demanding Holders under clause (x) of this Section 2.1.3 or three (3) Underwritten Offerings annually for all Demanding Holders under clause (y) of this Section 2.1.3. Notwithstanding anything in this Section 2.1.3, the Company shall not be obligated to effect an Underwritten Offering, (i) if a Piggyback Registration for all Registrable Securities that the Demanding Holder(s) intend(s) to include in an Underwritten Offering had been available to such Demanding Holder(s) within the ninety (90) days preceding the date of request for the Underwritten Offering, or (ii) during any period (not to exceed ninety (90) days) following the closing of the completion of an offering of equity securities by the Company if such Underwritten Offering would cause the Company to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering. The Demanding Holder(s) and Requesting Holder(s) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company and reasonably acceptable to the Demanding Holders.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters for an Underwritten Offering that is to be an Underwritten Offering, in good faith, advises the Company, the Demanding Holder(s) and the Requesting Holder(s) (if any) of such Underwritten Offering in writing that the dollar amount or number of Registrable Securities which the Demanding Holder(s) and the Requesting Holder(s) (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities which the Company desires to sell and the shares of Common Stock or other equity securities, if any, as to which Registration by the Company has been requested pursuant to rights of other Holders of Registrable Securities hereunder or pursuant to written contractual registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such equity securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:

(a) with respect to any Underwritten Offering effected pursuant to clause (x) of Section 2.1.3: (i) first, the Registrable Securities of the Demanding Holder(s) and the Requesting Holder(s) (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities of other Holders of Registrable Securities hereunder or other Persons that the Company is obligated to register in a Registration pursuant to, respectively, rights of other Holders of Registrable Securities hereunder or separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

(b) with respect to any Underwritten Offering effected pursuant to clause (y) of Section 2.1.3 or effected for the Company's account in accordance with Section 2.2: (i) first, on an equal basis, the Registrable Securities of Season Smart, up to a number of shares equal to the Season Smart Percentage multiplied by the Maximum Number of Securities, and the shares of Common Stock or other equity securities that the Company desires to sell, up to the remaining Maximum Number of Securities, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), any remaining Registrable Securities of Season Smart that Season Smart desires to sell that can be sold without exceeding the Maximum Number of Securities, (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of the Requesting Holder(s) (if any) (pro rata based on the respective number of Registrable Securities that each Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Requesting Holders have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities, and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) through (iii), the shares of Common Stock or other equity securities of other Holders of Registrable Securities hereunder or other Persons that the Company is obligated to register in a Registration pursuant to, respectively, rights of other Holders of Registrable Securities hereunder or separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

In the event that securities of the Company that are convertible into Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Common Stock basis.

2.1.5 Underwritten Offering Withdrawal. The Demanding Holder(s) initiating an Underwritten Offering or the Requesting Holder(s) (if any) shall have the right to withdraw from an Underwritten Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Offering prior to its withdrawal under this Section 2.1.5. If the Demanding Holder(s) withdraw(s) from a proposed offering relating to an Underwritten Offering in such event, then such registration shall count as an Underwritten Offering provided for in Section 2.1.3.

2.2 Piggyback Registrations.

2.2.1 Piggyback Rights. If at any time and from time to time after 180 days after the Closing (provided that such 180 day limitation shall not apply to Season Smart) the Company proposes to file a Registration Statement under the Securities Act or effect an Underwritten Offering with respect to the Registration of or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, for its own account or for the account of security holders of the Company (or by the Company and by the stockholders of the Company, including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee share option, share purchase or repurchase, or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing security holders, debt holders or other creditors, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) a registration on Form S-4 or Form S-8, or any similar or successor registration form under the Securities Act subsequently adopted by the SEC, or (v) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable, but in no event less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration or offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to all of the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Holder may request in writing within five (5) days following receipt of such notice (a “Piggyback Registration”), provided, that for any such registrations prior to the 180th day after the Closing, the Company shall only be obligated to notify and to offer such participation to Season Smart. To the extent permitted by applicable securities laws, subject to Section 2.2.2, the Company shall, with respect to Season Smart, and shall use its reasonable best efforts to, with respect to all other Holders, cause (i) such Registrable Securities to be included in such Piggyback Registration and (ii) the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.

All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters for such Piggyback Registration that is to be an Underwritten Offering advises, in good faith, the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other Company’s securities which Company desires to sell, taken together with the (i) shares of Common Stock or other Company securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which Registration has been requested under Section 2.2.1 and (iii) the shares of Common Stock or other Company securities, if any, as to which Registration has been requested pursuant to the separate written contractual piggy-back registration rights of other security holders of the Company (other than Holders of Registrable Securities hereunder), exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for Company’s account: the Company shall include in any such Piggyback Registration in accordance with the prioritization set forth in Section 2.1.4(b);

(b) If the Registration is pursuant to a request by Persons other than Demanding Holder(s), then the Company shall include in any such Registration (i) first, the shares of Common Stock or other equity securities, if any, of such requesting Persons, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration at least five (5) business days prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to an Underwritten Offering effected under Section 2.1 hereof.

2.3 Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, if (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of an Underwritten Offering pursuant to Section 2.1.3 and it continues to actively employ, in good faith, commercially reasonable efforts to cause the applicable Registration Statement to become effective; (B) with respect to an Underwritten Offering pursuant to Section 2.1.3, the Demanding Holder(s) has (or have) requested an Underwritten Registration and the Company and the Demanding Holder(s) is (or are) unable to obtain the commitment of Underwriters to firmly underwrite the offer; or (C) if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel (which may be in-house legal counsel), would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel (which may be in-house legal counsel), to cause the Registration Statement to fail to comply with applicable disclosure requirements, then in each case the Company shall furnish to such Holders a written notice to effect of (A), (B) or (C) and that it is therefore necessary to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that the Company shall not defer its obligation in this manner more than one hundred and eighty (180) days in any 12-month period. Notwithstanding anything to the contrary contained in this Agreement, no Registration shall be effected or permitted and no Registration Statement shall become effective, with respect to any Registrable Securities held by a Holder whose Registrable Securities are subject to lock-up agreements with the Underwriters or the Company.

2.4 Registration Procedures.

2.4.1 Filings; Information. Whenever Company is required to effect the Registration of any Registrable Securities pursuant to Article II, the Company shall use reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall use reasonable best efforts to, as expeditiously as possible:

(a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders of Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel of such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

(d) prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action reasonably necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f) provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i) notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 2.4.4 hereof;

(j) permit a representative of the Holders (such representative to be selected by a majority-in-interest of the participating Holders), the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representative or Underwriter enters into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(k) obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and the applicable placement agent or sales agent, if any;

(l) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

(m) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such Underwritten Offering;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the SEC);

(o) if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering;

(p) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders and the placement agent or sales agent, if any,, in connection with such Registration; and

(q) upon request of a Holder, the Company shall (i) authorize the Company’s transfer agent to remove any legend on share certificates of such Holder’s Common Stock restricting further transfer (or any similar restriction in book entry positions of such Holder) if such restrictions are no longer required by the Securities Act or any applicable state securities laws or any agreement with the Company to which such Holder is a party, including if such shares subject to such a restriction have been sold on a Registration Statement, (ii) request the Company’s transfer agent to issue in lieu thereof shares of Common Stock without such restrictions to the Holder upon, as applicable, surrender of any stock certificates evidencing such shares of Common Stock, or to update the applicable book entry position of such Holder so that it no longer is subject to such a restriction, and (iii) use reasonable best efforts to cooperate with such Holder to have such Holder’s shares of Common Stock transferred into a book-entry position at The Depository Trust Company, in each case, subject to delivery of customary documentation, including any documentation required by such restrictive legend or book-entry notation.

2.4.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. The Holders acknowledge that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and all reasonable fees and expenses of any legal counsel representing such Holders.

2.4.3 Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

2.4.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than forty-five (45) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.4.4.

2.4.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by SEC Rule 144, including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

2.5 Indemnification and Contribution.

2.5.1 Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holders.

(b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, For the avoidance of doubt, the obligation to indemnify under this Section 2.5.1(b) shall be several, not joint and several, among the Holders of Registrable Securities, and the total indemnification liability of a Holder under this Section 2.5.1(b) shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of equity securities.

2.5.2 Contribution.

(a) If the indemnification provided under Section 2.5.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 2.5.2(a) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability.

(b) The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 2.5.1(a), 2.5.1(b) and 2.5.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5.2 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 2.5.2. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 2.5.2 from any person who was not guilty of such fraudulent misrepresentation.

2.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any Registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

2.7 Market Stand-Off Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing Underwriter or Underwriters, with respect to any Company-initiated Underwritten Offering, during the period, not to exceed 90 days with respect to any Underwritten Offering, commencing on the date of the final Prospectus relating to the Registration by the Company of shares of its equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the managing Underwriter or Underwriters on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in applicable FINRA rules (or any successor provisions or amendments thereto) (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the Registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash, or otherwise, except as expressly permitted by lock-up agreements or in the event the managing Underwriters otherwise agree by written consent. The Underwriters in connection with such Registration are intended third-party beneficiaries of this Section 2.7 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such lock-up agreements as may be reasonably requested by the Underwriters or managing Underwriter in connection with such Registration that are consistent with this Section 2.7 or that are necessary to give further effect thereto.

2.8 Termination of Registration Rights. The right of any Holder to request inclusion of Registrable Securities in any Registration pursuant to Article II shall terminate on the earlier of the date on which (x) all of the Registrable Securities held by such Holder hereof have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the SEC)) or (y) all of the Holders of the Registrable Securities are permitted to sell the Registrable Securities under SEC Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 2.4.5 and Section 2.5 shall survive such termination.

ARTICLE III
MISCELLANEOUS

3.1 Governing Laws. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

3.2 Determination of Damages. The parties hereby acknowledge that, with respect to the determination of damages for any breach by the Company of its obligations under Section 2, the value of damages shall be the difference between the trading price for the applicable Registrable Securities had the obligations been complied with, and the actual sale price for such Registrable Securities once such Registrable Securities are actually able to be sold by the applicable Holder.

3.3 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile or PDF counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. Any notice, designation, request, request for consent or consent provided for in this Agreement shall be in writing and shall be either personally delivered, sent by electronic mail or facsimile or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices and other such documents will be deemed to have been given or made hereunder when delivered personally or sent by electronic mail or facsimile (receipt confirmed) and one (1) business day after deposit with a reputable overnight courier service.

(a) If to the Company, to:

c/o Faraday & Future

18455 S. Figueroa Street

Los Angeles, CA 90248

Attention: General Counsel

E-mail: jarret.johnson@ff.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1999 Avenue of the Stars, 17th Floor

Los Angeles, California 90067

Attention: Vijay S. Sekhon, Esq.

Email: vsekhon@sidley.com

or to such other Person or address as the Company shall furnish to the Holders in writing.

(b) If to any Holder, to such address as indicated on the Schedule of Investors attached as Schedule A hereto or to such other Person or address as the Holder shall furnish to the Company in writing.

3.6 Amendments. This Agreement may be amended only by an instrument in writing executed by the Company and the Holders holding a majority of the Registrable Securities collectively held by them. Any such amendment will apply to all Holders equally, without distinguishing between them, provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder or group of affiliated Holders, solely in his, her or its capacity as a holder of Common Stock or Private Warrants, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or group of affiliated Holders so affected.

3.7 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

3.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights granted to one or more Holders under any other agreement with respect to any of the Registrable Securities, and any of such preexisting registration rights are hereby superseded.

3.9 Dispute Resolution. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan and appellate courts thereof in any action or proceeding arising out of or relating to this Agreement.

3.10 Assignment. Other than Permitted Transferees or any transferee of all Registrable Securities of a Holder, no Holder shall be permitted to assign or transfer any right or obligation under this Agreement without the prior written consent of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

[_______________]

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS

FF TOP HOLDING LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS

[●]

By:
Name:
Title:

SCHEDULE A

INVESTORS1

Investors	Notice Address

FF Top Holding Ltd.	[ADDRESS] Attention: [●] E-mail: [●]

Season Smart Limited	[ADDRESS] Attention: [●] E-mail: [●]

Property Solutions Acquisition Sponsor, LLC	[ADDRESS] Attention: [●] E-mail: [●]

EarlyBirdCapital, Inc.	[ADDRESS] Attention: [●] E-mail: [●]

To also include each current officer and director of PSAC.